GOLDEN HAND RESOURCES, INC.

                         COMMON STOCK PURCHASE AGREEMENT

      This common stock agreement (the "Agreement") is made as of August __, 2004 by and between Golden Hand Resources, Inc., a Washington corporation (the "Company"), and __________________ herein referred to as the "Purchaser").

                                    RECITALS

      WHEREAS, the Company desires to sell to Purchaser and Purchaser desires to purchase from the Company ____ Units for $.75 per Unit. Each Unit shall consist of

      (I)   one share of the Company's Common Stock

      (II) a one year warrant to purchase one share of the Company's Common Stock exercisable at $1.50 per share; and

      (III) a three year warrant to purchase one share of the Company's Common Stock at $2.50 per share.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1. Sale and Issuance of Common Stock.

      1.1 Subject to the terms and conditions of this Agreement, the Company has authorized the sale and issuance of up to 2,000,000 Units.

Section 2. The Closing.

      2.1 The closing of the Issuance to Purchaser (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement at the principal office of the Company or a place to be hereafter determined and pursuant to the Escrow Agreement as of the date hereof.

At the Closing, the Company shall deliver to Purchaser a stock certificate representing the Common Stock duly executed by the Company. The wire transfer shall be sent pursuant to the following instructions:

Account Name:
Account No:
ABA No:             1
Bank Name

Section 3. Representations and Warranties of the Company.

      The Company hereby represents and warrants to Purchaser as follows:

      3.1 Organization.

      The Company is duly organized, validly existing and in good standing under the laws of the State of Washington.

Section 4. Representations and Warranties of Purchaser.

      Purchaser hereby represents and warrants to the Company as follows:

      4.1 Authorization of the Documents.

      Purchaser has all requisite power and authority (corporate or otherwise) to execute, deliver and perform the Financing Documents and the transactions contemplated thereby, and the execution, delivery and performance by Purchaser of this Agreement.

      4.2 Investment Representations.

      All of the representations, warranties and information of Purchaser provided in the Subscription Application are incorporated herein and made a part hereof by this reference and shall be true at the Closing with the same effect as though made at the Closing. Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 4(2) and/or Rule 506 of Regulation D ("Regulation D") as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act").

      4.3 Restricted Stock. Purchaser understands and acknowledges that the Shares have not been, and when issued will not be, registered with the Securities and Exchange Commission. Further, the Purchaser understands and acknowledges that the certificates representing the Shares, when issued, shall bear a restrictive legend.

      4.6 Accredited Investor" Status. Unless indicated otherwise herein, the Purchaser represents and confirms that Purchaser falls within one of the following definitions of Accredited Investor: (i)The undersigned is a natural person whose individual net worth, or joint net worth with spouse, exceeds $1,000,000 at the time of purchase of the Shares. Securities. (ii)The undersigned is a natural person who had an individual income in excess of $200,000 in each of the last two years or joint income with spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current year. (iii)The undersigned is either a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company. If an Accredited Investor, the undersigned further certifies that: (i) the undersigned (or the undersigned's professional advisor(s)) has the capacity to protect the undersigned's interests in this investment; (ii) the undersigned is able to bear the economic risks of this investment; and (iii) the amount of the investment does not exceed 10% of the undersigned's net worth or joint net worth with spouse. Purchaser understands that the Company is relying in such representation in the sale of the aforementioned Shares and Warrants.

            If not an ACCREDITED INVESTOR please indicate herein  YES [ ] NO [ ]

            Each purchaser who is not an accredited investor either alone or with his purchaser representative(s) is a sophisticated investor and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment, or the issuer reasonably believes immediately prior to making any sale that such purchaser comes within this description.

            4.7 The undersigned understands and agrees that the certificates for the Shares shall bear the following legend until (i) such securities shall have been registered under the Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "Blue Sky" or state securities laws:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED,
HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW."

Section 5. Indemnification.

      Purchaser hereby agrees to indemnify and defend (with counsel acceptable to the Company) the Company and its officers, directors, employees, counsel and agents and hold them harmless from and against any and all liability, loss, damage, cost or expense, including costs and reasonable attorneys' fees, incurred on account of or arising from:

      (i) Any breach of or inaccuracy in Purchaser's representations, warranties or agreements herein or in the Subscription Application; and

      (ii) Any action, suit or proceeding based on a claim that any of Purchaser's representations and warranties in the Subscription Application were inaccurate or misleading, or otherwise cause for obtaining damages or redress from the Company or any officer, director, employee or agent of the Company under the Securities Act.

Section 6 MISCELLANEOUS

Entire Agreement.

      This Agreement and the other writings and agreements referred to in this Agreement or delivered pursuant to this Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

Preparation of Agreement.

      Each party to this Agreement acknowledges that: (i) the party had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other party hereto; (ii) the terms of the transactions contemplated by this Agreement are fair and reasonable to such party; and (iii) such party has voluntarily entered into the transactions contemplated by this Agreement without duress or coercion. Each party agrees that no conflict, omission or ambiguity in this Agreement, or the interpretation thereof, shall be presumed, implied or otherwise construed against any other party to this Agreement on the basis that such party was responsible for drafting this Agreement.

Governing  Law

      All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of Washington.

Counterparts.

      This Agreement may be executed in any number of counterparts, and each such counterpart of this Agreement shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

                   Golden Hand Resources, Inc. - Confidential


IN WITNESS WHEREOF, each of the undersigned has duly executed this Common Stock Purchase Agreement as of the date first written above.

PURCHASER:

-------------------------------

-------------------------------

Name of Purchaser (Print)

Purchaser Address:  ______________

                    ______________


Investment amount   $_____________


Shares Purchased    ______________


AGREED AND ACCEPTED:

                  COMPANY:

                  GOLDEN HAND RESOURCES, INC.


                         By:
                                -------------------------
                               Name:
                               Title: